UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MORGAN STANLEY INSTITUTIONAL FUND, INC.

on behalf of its
Real Assets Portfolio
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given of a Special Meeting of Stockholders (the “Meeting”) of the Real Assets Portfolio (the “Portfolio”), a portfolio of Morgan Stanley Institutional Fund, Inc. (the “Fund”), an open-end investment company incorporated pursuant to the laws of the State of Maryland, to be held on Thursday, August 19, 2021, at 9:00 a.m., New York time, and any adjournments or postponements thereof.

The Meeting will be held by audio teleconference only.

The Meeting is being held for the following purposes:

1.              To approve changing the Real Assets Portfolio’s fundamental investment policy regarding industry concentration.

2.              To consider and act upon any other business as may properly come before the Meeting and any adjournments or postponements thereof.

Only holders of record of shares of the Portfolio as of the close of business on June 30, 2021, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

Attending the Meeting by Teleconference as a Stockholder of Record

To participate in the Meeting, stockholders must send an email to Shareholdermeetings@computershare.com by 8:30 a.m., Eastern Time, on August 18, 2021 in order to receive a toll-free phone number, participant code and instructions on how a stockholder may submit a vote during the Meeting. The phone number that will be provided will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call the Portfolio’s proxy solicitor, Computershare Fund Services (“Computershare”) at 866-669-4912.

Registering to Attend the Meeting by Teleconference as a Beneficial Owner

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Portfolio holdings along with your name and email address to Computershare. You may forward an email from your intermediary or attach an image of your legal proxy to Shareholdermeetings@computershare.com. Requests for registration for the Meeting must be received no later than 8:30 a.m., Eastern Time, on August 18, 2021. You will receive a confirmation email from Computershare of your registration that will include information on how to participate in the Meeting and a control number that will allow you to vote during the Meeting.

MARY E. MULLIN
Secretary

Dated: [ ], 2021

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card(s) or voting telephonically or on the Internet. If you are unable to be present, please fill in, sign and return the enclosed Proxy Card(s) in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card(s) or on the enclosed Voting Information Card(s).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 19, 2021: [   ]

The Proxy Statement for the Special Meeting of Stockholders is available on the Internet at the website address located on the enclosed Proxy Card(s).

MORGAN STANLEY INSTITUTIONAL FUND, INC.

on behalf of its
Real Assets Portfolio
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD
August 19, 2021

This Proxy Statement is furnished by the Board of Directors (the “Board,” the directors of which are referred to as the “Directors”) of Morgan Stanley Institutional Fund, Inc. (the “Fund”) in connection with the solicitation of proxies (separately referred to as a “Proxy” and collectively referred to as “Proxies”) by the Board for use at the Special Meeting of Stockholders (the “Meeting”) of Real Assets Portfolio (the “Portfolio”) to be held on Thursday, August 19, 2021. The Meeting will be held by audio teleconference only. It is expected that the Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card(s) will first be mailed to holders of shares of common stock of the Portfolio (each a “Stockholder” and collectively the “Stockholders”) on or about July 14, 2021. The purposes of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Stockholders.

If the accompanying Proxy for the Portfolio is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares of common stock with respect to the Portfolio (the “Shares”) represented by it in accordance with the instructions marked thereon. Properly executed but unmarked Proxy Cards submitted by Stockholders will be voted FOR the Proposal. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated Proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a Proxy; you must vote in person at the Meeting.

The Board has fixed the close of business on June 30, 2021, as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Portfolio had the following shares outstanding and entitled to vote.

Share Class	Outstanding Shares
A	[ ]
C	[ ]
I	[ ]
IS	[ ]
Total	[ ]

Only one Proxy Statement will be delivered to multiple Stockholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Stockholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a Stockholder wishes to receive separate copies in the future, should be made in writing to the Fund, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804, or by calling toll-free (800) 548-7786. Multiple Stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 548-7786.

The cost of soliciting Proxies for the Meeting, including printing and mailing expenses, is expected to be approximately $156,000, which will be borne by the Portfolio. The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of the Fund or officers and regular employees of Morgan Stanley Investment Management Inc. (the “Adviser”), without special compensation therefor. In addition, the Fund, on behalf of the Portfolio, may employ Computershare Fund Services (“Computershare”) to make telephone calls to Stockholders to remind them to vote. The Fund, on behalf of the Portfolio, may also employ Computershare as proxy solicitor. The transfer agent services are currently provided by Morgan Stanley Services Company Inc.

Stockholders may be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card(s) accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Stockholder’s identity to allow Stockholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card(s). To vote by touchtone telephone or by Internet, Stockholders will need the number that appears on the Proxy Card(s) or Voting Information Card(s) in the shaded box.

In certain instances, Computershare may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders’ identities, to allow Stockholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on the Proposal other than to refer to the recommendation of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Stockholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder’s vote may be taken by telephone, each Stockholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card(s) or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card(s) or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Stockholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid for telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Stockholders’ telephone numbers and providing additional materials upon Stockholder request, at an estimated cost of $[  ] for the Portfolio.

The Fund will furnish, without charge, a copy of the Portfolio’s most recent annual report or semi-annual report, to any Stockholder requesting such report(s). Requests for the Portfolio’s annual report should be made in writing to the Fund at Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9885, or by calling toll-free (800) 548-7786. You may also view the Portfolio’s annual report on the Adviser’s Internet website at www.morganstanley.com/im.

The Adviser also serves as the Fund’s administrator. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

The Board unanimously recommends that you cast your vote “FOR” the Proposal set forth in this Proxy Statement.

Your vote is important. Please return your Proxy Card(s) promptly no matter how many Shares you own.

THE PROPOSAL: TO APPROVE CHANGING THE REAL ASSETS PORTFOLIO’S FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION

Introduction

Based on the recommendation of the Adviser, the Board, which is comprised solely of Directors who are not “interested persons” of the Fund (as defined in the 1940 Act), has unanimously approved a change to the Portfolio’s fundamental investment policy regarding industry concentration that would eliminate the requirement that the Portfolio invest 25% or more of its total assets in the real estate and infrastructure group of industries (i.e., “concentrate” in the real estate and infrastructure group of industries), subject to Stockholder approval. This proposed revision would require the Portfolio to invest less than 25% of its total assets in the real estate and infrastructure group of industries or, as is currently the case, any other industry. The Adviser believes, and the Board concurs, that it would be in the best interests of Stockholders to make the proposed change in order to provide the Portfolio with greater investment flexibility, as described further below.

Presently, the Portfolio’s fundamental investment policy regarding concentration states that the Portfolio will not:

acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Portfolio will invest 25% or more of its total assets in the real estate and infrastructure group of industries (the “Current Policy”).

If approved, the Proposal would amend the fundamental investment policy regarding concentration to state that the Portfolio will not:

acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (the “New Policy”).

Discussion of Proposal

The Investment Company Act of 1940, as amended (the “1940 Act”), requires a registered investment company, such as the Portfolio, to have “fundamental” policies governing certain of its investment practices. An investment policy is “fundamental” if it cannot be changed or deviated from without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. One such required fundamental policy relates to a fund’s concentration of investments in a particular industry or group of related industries. The 1940 Act does not define what constitutes “concentration” in an industry. However, the Securities and Exchange Commission (the “SEC”) has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry, subject to certain exclusions, constitutes concentration.

Since the Portfolio’s inception in 2018, the Portfolio has operated pursuant to the Current Policy.  The Proposal is one component of a broader repositioning of the Portfolio that includes changing the Portfolio’s name, portfolio management personnel, investment strategy and primary benchmark.  The Adviser recommended the broader repositioning of the Portfolio to better enable the Portfolio to pursue its investment objective in light of recent and anticipated market and economic conditions, notably with respect to potential changes in the rates of inflation.  As part of such proposal, the Adviser recommended that the Board approve the elimination of the Portfolio’s fundamental investment policy to “concentrate” in the real estate and infrastructure group of industries in favor of the New Policy, which would not require or permit the Portfolio to concentrate in any industry. The Adviser believes that removing the requirement to invest 25% or more of the Fund’s total assets in the real estate and infrastructure group of industries would provide the Portfolio with an increased ability to allocate its assets more dynamically across broader industries and investments in response to market and economic conditions.

Please refer to the supplement to the Portfolio’s prospectus dated June 22, 2021, for more information regarding the broader repositioning.

Accordingly, the Adviser recommended to the Board that the New Policy be adopted to replace the Current Policy. Although the Adviser believes the Proposal is in the best interest of the Stockholders, there can be no assurance as to any particular performance, risk or other benefit that might result from the implementation of the New Policy. If the Proposal is approved by Stockholders, the Portfolio’s strategies, risks and investment policy will be modified accordingly. The Proposal will have no effect on the Portfolio’s fees, and the Adviser anticipates that portfolio turnover associated with the broader repositioning of the Portfolio, including reducing the Portfolio’s investments in the real estate and infrastructure group of industries in accordance with the New Policy, would be approximately 80%.

If the Proposal is approved, the New Policy will take effect on or about August 31, 2021. If Stockholders do not approve the New Policy, the Current Policy will remain in effect.

Board Considerations

At its meeting on June 15-17, 2021, the Board considered the Adviser’s recommendation. Upon evaluation of all facts it considered relevant, including but not limited to, the proposed strategic enhancement to the return potential and distribution efforts of the Portfolio, the Portfolio’s focus on maximizing real returns in inflationary periods, the Portfolio’s expected increased ability to allocate its assets more dynamically across broader industries and securities, and and the basis for the Adviser’s recommendation discussed above, the Board found that the New Policy and this Proposal are in the best interests of Stockholders and approved the New Policy and the submission of this Proposal to Stockholders of the Portfolio for their approval.

Vote Required

Approval of the Proposal requires the affirmative vote of the holders of a majority of the outstanding voting Shares of the Portfolio entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting Shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting Shares are present or represented by proxy or (b) more than 50% of the outstanding voting Shares of the Portfolio. Abstentions are not considered votes “FOR” the Proposal at the Meeting. As a result, abstentions have the same effect as a vote against the Proposal because approval of the Proposal requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities. Stockholders do not have appraisal rights with respect to the Proposal.

Shares of each class of the Portfolio will vote together on the Proposal.

The Board unanimously recommends that you vote “FOR’’ the Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of any class of the Portfolio:

Stockholder	Number of Shares		Percentage of Outstanding Shares
[ ]
[ ]	[	]	[	]%
[ ]	[	]	[	]%
[ ]	[	]	[	]%
[ ]	[	]
[ ]	[	]	[	]%
[ ]	[	]
[ ]	[	]	[	]%
[ ]	[	]	[	]%
[ ]	[	]	[	]%
[ ]	[	]	[	]%
[ ]	[	]
[ ]	[	]	[	]%

[The stockholders set forth in the foregoing table are the stockholders of record and may be deemed to be the beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.  The Fund has no knowledge whether all or any portion of the shares owned of record are also owned beneficially.]

As of the Record Date, the aggregate number of Shares of the Portfolio owned by the Fund’s officers and Directors as a group was less than 1% of each class of the Portfolio’s outstanding Shares.

ADDITIONAL INFORMATION

General

The holders of one-third of the Shares of the Portfolio issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the Meeting. If a Proxy Card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present.

If, however, such quorum is not present or represented at the Meeting, the chairman of the Meeting, an officer of the Fund or the Stockholders present or represented by proxy and entitled to vote thereat have the power to adjourn the Meeting from time to time, in accordance with the Fund’s by-laws, without notice other than announcement at the Meeting, until a quorum shall be present or represented. The chairman of the Meeting, an officer of the Fund or the Stockholders present in person or represented by proxy at the Meeting and entitled to vote thereat also have the power to adjourn the Meeting from time to time, in accordance with the Fund’s by-laws, without notice other than announcement at the Meeting, if the vote required to approve or reject any proposal described in the original notice of the Meeting is not obtained (with proxies being voted for or against adjournment consistent with the votes for and against the proposal for which the required vote has not been obtained).

Abstentions will not be voted either for or against any such adjournment and will have the effect of a vote against the Proposal.

Principal Underwriter and Administrator

Morgan Stanley Distribution, Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, is the principal underwriter for the Fund. Morgan Stanley Investment Management Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, serves as the Fund’s administrator.

Submission of Stockholder Proposals

The Fund is not required and does not intend to hold regular stockholder meetings unless stockholder action is required in accordance with the 1940 Act or other applicable law or the Fund’s charter documents. Stockholders who would like to submit proposals for consideration at future stockholder meetings of the Fund should send written proposals to Mary E. Mullin, Secretary, 1633 Broadway, 29th Floor, New York, NY 10019. To be considered for presentation at a stockholders’ meeting, rules promulgated by the SEC require that, among other things, a stockholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

OTHER MATTERS

The Board knows of no business, other than that set forth in the Notice of Special Meeting of Stockholders, to be presented for consideration at the Meeting. However, the Proxy Statement confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

MARY E. MULLIN
Secretary

Dated: [ ], 2021

Stockholders who do not expect to be present at the Meeting for the Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card(s) and returning it in the enclosed envelope. No postage is required if mailed in the United States.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting via Audio Teleconference.

Please detach at perforation before mailing.
PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC. - REAL ASSETS PORTFOLIO	PROXY

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 19, 2021

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc. – Real Assets Portfolio (the “Portfolio”).

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin, Michael J. Key and Francesca Mead, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all common shares of the Portfolio held of record by the undersigned on June 30, 2021, at the  Special Meeting of Stockholders to be held by audio teleconference on August 19, 2021, at 9:00 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature
Signature (if held jointly)

Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to Be Held on August 19, 2021.

The Proxy Statement for this meeting is available at: [ ]

Please detach at perforation before mailing.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

		FOR	AGAINST	ABSTAIN
1.	To approve changing the Portfolio’s fundamental investment policy regarding industry concentration.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MORGAN STANLEY INSTITUTIONAL FUND, INC. – REAL ASSETS PORTFOLIO SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON 8/19/2021
Your vote is important. Thank you for voting.
Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 pm ET the night before the meeting or cutoff date.

To vote by Internet

1) Go to website www.proxyvote.com.

2) Follow the instructions provided on the website.

To vote by Telephone

1) Call 1-800-454-8683.

2) Follow the instructions.

To vote by Mail

1) Check the appropriate boxes on the voting instruction form below.

2) Sign and date the voting instruction form.

3) Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 19, 2021. The following material is available at www.proxyvote.com: Proxy Statement

		PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES	☐

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

1. To approve changing Morgan Stanley Institutional Fund, Inc. – Real Assets Portfolio’s (the “Portfolio”) fundamental investment policy regarding industry concentration.			☐	☐	☐
2. To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Special Meeting of Stockholders of the Portfolio will be held on August 19, 2021, by audio teleconference only, to vote on the proposal set forth in the Notice of Special Meeting of Stockholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.

NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING on August 19, 2021 at 9:00 a.m. New York Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC. REAL ASSETS PORTFOLIO SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 19, 2021

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc. – Real Assets Portfolio (the “Portfolio”).

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin, Michael J. Key and Francesca Mead, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all common shares of the Portfolio held of record by the undersigned on June 30, 2021, at the Special Meeting of Stockholders to be held by audio teleconference on August 19, 2021, at 9:00 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MOR_32226_060821

xxxxxxxxxxxxxx	code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held via audio teleconference only on August 19, 2021.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-32226

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

		FOR	AGAINST	ABSTAIN
1.	To approve changing the Portfolio’s fundamental investment policy regarding industry concentration.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting and any adjournments or postponements thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each stockholder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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Scanner bar code

xxxxxxxxxxxxxx	MOR 32226	xxxxxxxx